EXHIBIT 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2005

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Massa B. Cressall

Assistant VP, Strategy and Planning

Phone: (441) 278-0988

Fax: (441) 278-0493

email: mcressall@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2004 and our Current Report on Form 8-K dated October 3, 2005.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2004 and December 31, 2003, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

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ENDURANCE SPECIALTY HOLDINGS LTD.

ORGANIZATION CHART

Endurance Specialty Holdings Ltd

Chairman, President and Chief Executive Officer - Kenneth LeStrange

Chief Financial Officer - James Kroner   Chief Actuary - Michael Angelina
General Counsel - John Del Col    Chief Operating Officer - Steven Carlsen

Endurance Reinsurance Corporation of America (Principal Operation - New York) President - William Jewett	Endurance Specialty Insurance Ltd. (Principal Operation - Bermuda) President - David Cash	Endurance Services Limited (Principal Operation - New York) Chairman, Underwriting Committee - Steven Carlsen President - John O’Connor	Endurance Worldwide Insurance Limited (Principal Operation - London) Chief Executive Officer - Mark Boucher	Endurance U.S. Insurance Operations President - Michael Fujii

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED		NINE MONTHS ENDED		Previous	Previous
		SEPTEMBER 30,		SEPTEMBER 30,		Quarter	Year to Date
		2005	2004	2005	2004	Change	Change

HIGHLIGHTS	Net (loss) income	($376,989)	$26,848	($170,713)	$242,476	(1,504.2)%	(170.4)%
	Operating (loss) income [a]	(377,799)	23,712	(163,340)	240,006	(1,693.3)%	(168.1)%
	Gross premiums written	370,565	367,865	1,476,245	1,439,157	0.7%	2.6%
	Net premiums earned	441,166	409,487	1,316,685	1,221,300	7.7%	7.8%
	Total assets	6,152,136	4,927,303	6,152,136	4,927,303	24.9%	24.9%
	Total shareholders’ equity	1,558,095	1,770,824	1,558,095	1,770,824	(12.0)%	(12.0)%

PER SHARE	Basic earnings per share
AND SHARES DATA	Net (loss) income (as reported)	($6.26)	$0.43	($2.81)	$3.84	(1,546.9)%	(173.2)%
	Operating (loss) income (as reported) [a]	($6.27)	$0.38	($2.69)	$3.80	(1,741.8)%	(170.8)%
	Diluted earnings per share
	Net (loss) income (as reported)	($6.26)	$0.40	($2.81)	$3.58	(1,650.3)%	(178.5)%
	Operating (loss) income (as reported) [a]	($6.27)	$0.36	($2.69)	$3.54	(1,859.1)%	(175.9)%

As Reported	Weighted average common shares outstanding	60,210	62,043	60,707	63,149	(3.0)%	(3.9)%
	Weighted average common shares outstanding
	and dilutive potential common shares	60,210	66,476	60,707	67,708	(9.4)%	(10.3)%

Book Value	Book value [b]	$25.88	$28.61	$25.88	$28.61	(9.6)%	(9.6)%
Per Share	Diluted book value (treasury stock method) [b]	$23.71	$26.69	$23.71	$26.69	(11.2)%	(11.2)%

FINANCIAL RATIOS	Return on average equity (ROAE), net (loss) income [c]	(21.3)%	1.5%	(10.0)%	14.2%	(22.8)%	(24.2)%
	ROAE, operating (loss) income [a] [c]	(21.3)%	1.4%	(9.6)%	14.1%	(22.7)%	(23.6)%
	Return on beginning equity (ROBE), net (loss) income	(19.0)%	1.6%	(9.2)%	14.7%	(20.5)%	(23.9)%
	ROBE, operating (loss) income [a]	(19.0)%	1.4%	(8.8)%	14.6%	(20.4)%	(23.4)%

	Annualized investment yield	4.5%	3.8%	4.1%	3.7%	0.8%	0.4%

	Loss ratio	177.8%	75.3%	96.0%	58.9%	102.5%	37.1%
			0.0%
GAAP	Acquisition expense ratio	17.0%	19.8%	19.1%	20.4%	(2.8)%	(1.3)%
	General and administrative expense ratio	9.6%	7.9%	8.8%	7.9%	1.7%	0.9%
	Combined ratio	204.4%	103.0%	123.9%	87.2%	101.4%	36.7%

STAT	Acquisition expense ratio	15.6%	19.2%	18.1%	19.8%	(3.6)%	(1.7)%
	General and administrative expense ratio	12.1%	9.1%	8.1%	6.8%	3.0%	1.3%
	Combined ratio	205.5%	103.6%	122.2%	85.5%	101.9%	36.7%

[a]

Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 16 for a reconciliation to net (loss) income.

[b]	For detailed calculations please refer to page 18.
[c]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME

	QUARTER ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,		YEAR ENDED
	2005	2004	2005	2004	DEC. 31, 2004

UNDERWRITING REVENUES
Gross premiums written	$370,565	$367,865	$1,476,245	$1,439,157	$1,711,357
Premiums ceded	(21,921)	(10,165)	(33,833)	(13,851)	(14,337)
Net premiums written	348,644	357,700	1,442,412	1,425,306	1,697,020
Change in unearned premiums	92,522	51,787	(125,727)	(204,006)	(64,420)
Net premiums earned	$441,166	$409,487	$1,316,685	$1,221,300	$1,632,600
Other underwriting income	926	—	952	—	—
Total underwriting revenues	$442,092	$409,487	$1,317,637	$1,221,300	$1,632,600

UNDERWRITING EXPENSES
Losses and loss expenses	$784,608	$308,255	$1,264,583	$719,472	$937,330
Acquisition expenses	75,095	81,147	251,204	249,332	329,784
General and administrative expenses	42,196	32,533	116,174	96,837	133,725
Total underwriting expenses	901,899	421,935	1,631,961	1,065,641	1,400,839
Underwriting (loss) income	($459,807)	($12,448)	($314,324)	$155,659	$231,761

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$49,494	$30,978	$129,201	$84,597	$122,059
Interest expense	(5,806)	(3,771)	(16,889)	(5,433)	(9,959)
Amortization of intangibles	(1,158)	(882)	(3,536)	(2,770)	(3,990)
Total other operating revenue/expenses	$42,530	$26,325	$108,776	$76,394	$108,110

(LOSS) INCOME BEFORE OTHER ITEMS	(417,277)	13,877	(205,548)	232,053	339,871

OTHER
Net foreign exchange gains (losses)	$1,809	$3,089	($2,354)	($2,949)	($214)
Net realized (losses) gains on investments	(1,073)	814	(4,934)	5,376	6,130
Income tax benefit	39,552	9,068	42,123	7,996	9,797

NET (LOSS) INCOME	($376,989)	$26,848	($170,713)	$242,476	$355,584

KEY RATIOS/PER SHARE DATA

Loss ratio	177.8%	75.3%	96.0%	58.9%	57.4%
Acquisition expense ratio	17.0%	19.8%	19.1%	20.4%	20.2%
General and administrative expense ratio	9.6%	7.9%	8.8%	7.9%	8.2%
Combined ratio	204.4%	103.0%	123.9%	87.2%	85.8%

Weighted average basic shares outstanding	60,210	62,043	60,707	63,149	62,781
Weighted average dilutive shares outstanding	60,210	66,476	60,707	67,708	67,283

Basic EPS	($6.26)	$0.43	($2.81)	$3.84	$5.66
Diluted EPS	($6.26)	$0.40	($2.81)	$3.58	$5.28

ROAE [a]	(21.3)%	1.5%	(10.0)%	14.2%	20.3%

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2005	DEC. 31, 2004
ASSETS
Cash and cash equivalents	$440,184	$271,143
Fixed maturity investments available for sale, at fair value	3,916,177	3,578,174
Investments in other ventures, under equity method	139,065	91,036
Premiums receivable, net	755,691	545,352
Deferred acquisition costs	208,210	195,419
Securities lending collateral	445,415	407,527
Prepaid reinsurance premiums	21,767	5,248
Losses recoverable	33,594	12,203
Accrued investment income	32,392	28,378
Intangible assets	58,263	47,107
Deferred tax assets	59,647	16,378
Other assets	41,731	27,873
TOTAL ASSETS	$6,152,136	$5,225,838

LIABILITIES
Reserve for losses and loss expenses	$2,529,035	$1,549,661
Reserve for unearned premiums	1,029,969	897,605
Deposit liabilities	77,148	—
Reinsurance balances payable	60,589	70,507
Securities lending payable	445,415	407,527
Debt	391,297	391,280
Other liabilities	60,588	46,803
TOTAL LIABILITIES	$4,594,041	$3,363,383

SHAREHOLDERS' EQUITY
Common shares
59,936 issued and outstanding (2004 - 61,255)	$59,936	$61,255
Additional paid-in capital	1,072,936	1,111,633
Accumulated other comprehensive income	(8,330)	39,473
Retained earnings	433,553	650,094
TOTAL SHAREHOLDERS' EQUITY	$1,558,095	$1,862,455

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6,152,136	$5,225,838

Book value per share	$25.88	$30.30
Diluted book value per share (treasury stock method)	$23.71	$27.91

RATIOS
Debt to total capitalization	20.1%	17.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2005

	Property Per Risk Treaty	Property Catastrophe	Casualty Treaty	Property Individual	Casualty Individual	Aerospace and Other Specialty	Total Company	Deposit Accounting	Reported
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk	Lines	Sub-total	Adjustment [a]	Totals
UNDERWRITING REVENUES
Gross premiums written	$70,602	$54,036	$101,146	$27,736	$83,247	$69,077	$405,844	($35,279)	$370,565
Net premiums written	$69,338	$50,171	$98,529	$20,147	$78,161	$67,577	$383,923	($35,279)	$348,644
Net premiums earned	$100,552	$71,613	$107,132	$24,995	$66,530	$91,077	$461,899	($20,733)	$441,166
Other underwriting income	—	—	—	—	—	—	—	926	926
Total underwriting revenues	$100,552	$71,613	$107,132	$24,995	$66,530	$91,077	$461,899	($19,807)	$442,092

UNDERWRITING EXPENSES
Losses and loss expenses	$242,860	$172,521	$59,702	$120,349	$47,046	$154,972	$797,450	($12,842)	$784,608
Acquisition expenses	27,513	6,941	26,005	2,665	3,281	14,881	81,286	(6,191)	75,095
General and administrative expenses	8,015	6,212	10,021	3,064	7,599	7,285	42,196	—	42,196
Total expenses	278,388	185,674	95,728	126,078	57,926	177,138	920,932	(19,033)	901,899

UNDERWRITING (LOSS) INCOME	($177,836)	($114,061)	$11,404	($101,083)	$8,604	($86,061)	($459,033)	($774)	($459,807)

GAAP RATIOS
Loss ratio	241.5%	240.9%	55.7%	481.5%	70.7%	170.2%	172.6%	61.9%	177.8%
Acquisition expense ratio	27.4%	9.7%	24.3%	10.7%	4.9%	16.3%	17.6%	29.9%	17.0%
General and administrative expense ratio	8.0%	8.7%	9.4%	12.3%	11.4%	8.0%	9.1%	—	9.6%
Combined ratio	276.9%	259.3%	89.4%	504.5%	87.0%	194.5%	199.3%	91.8%	204.4%

STATUTORY RATIOS
Loss ratio	241.5%	240.9%	55.7%	481.5%	70.7%	170.2%	172.6%	61.9%	177.8%
Acquisition expense ratio	29.2%	11.0%	22.3%	6.2%	4.5%	18.9%	17.0%	31.2%	15.6%
General and administrative expense ratio	11.6%	12.4%	10.2%	15.2%	9.7%	10.8%	11.0%	—	12.1%
Combined ratio	282.3%	264.3%	88.2%	502.9%	84.9%	199.9%	200.6%	93.1%	205.5%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

	Property Per Risk Treaty	Property Catastrophe	Casualty Treaty	Property Individual	Casualty Individual	Aerospace and Other Specialty	Total Company	Deposit Accounting	Reported
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk	Lines	Sub-total	Adjustment [a]	Totals
UNDERWRITING REVENUES
Gross premiums written	$341,233	$232,300	$384,439	$87,042	$236,016	$317,350	$1,598,380	($122,135)	$1,476,245
Net premiums written	$339,895	$228,436	$379,360	$75,706	$229,461	$311,689	$1,564,547	($122,135)	$1,442,412
Net premiums earned	$333,624	$192,438	$331,494	$78,509	$190,636	$235,297	$1,361,998	($45,313)	$1,316,685
Other underwriting income	—	—	—	—	—	—	—	952	952
Total underwriting revenues	$333,624	$192,438	$331,494	$78,509	$190,636	$235,297	$1,361,998	($44,361)	$1,317,637

UNDERWRITING EXPENSES
Losses and loss expenses	$350,387	$189,828	$218,238	$167,638	$124,729	$241,112	$1,291,932	($27,349)	$1,264,583
Acquisition expenses	91,916	22,829	85,756	9,112	11,230	44,566	265,409	(14,205)	251,204
General and administrative expenses	23,229	16,895	27,166	8,873	18,351	21,660	116,174	—	116,174
Total expenses	465,532	229,552	331,160	185,623	154,310	307,338	1,673,515	(41,554)	1,631,961

UNDERWRITING (LOSS) INCOME	($131,908)	($37,114)	$334	($107,114)	$36,326	($72,041)	($311,517)	($2,807)	($314,324)

GAAP RATIOS
Loss ratio	105.0%	98.6%	65.8%	213.5%	65.4%	102.5%	94.9%	60.4%	96.0%
Acquisition expense ratio	27.6%	11.9%	25.9%	11.6%	5.9%	18.9%	19.5%	31.3%	19.1%
General and administrative expense ratio	7.0%	8.8%	8.2%	11.3%	9.6%	9.2%	8.5%	—	8.8%
Combined ratio	139.6%	119.3%	99.9%	236.4%	80.9%	130.6%	122.9%	91.7%	123.9%

STATUTORY RATIOS
Loss ratio	105.0%	98.6%	65.8%	213.5%	65.4%	102.5%	94.9%	60.4%	96.0%
Acquisition expense ratio	26.6%	12.2%	26.1%	8.9%	4.7%	21.1%	19.2%	32.2%	18.1%
General and administrative expense ratio	6.8%	7.4%	7.2%	11.7%	8.0%	6.9%	7.4%	—	8.1%
Combined ratio	138.4%	118.2%	99.1%	234.1%	78.1%	130.5%	121.5%	92.6%	122.2%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2005

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per	Property	Casualty	Property	Casualty	Aerospace and
	Risk Treaty	Catastrophe	Treaty	Individual	Individual	Other Specialty	Total
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk	Lines	Company

UNDERWRITING REVENUES
Gross premiums written	$64,844	$43,401	$89,646	$27,736	$83,247	$61,691	$370,565
Net premiums written	$63,580	$39,536	$87,029	$20,147	$78,161	$60,191	$348,644
Net premiums earned	$90,333	$68,882	$99,942	$24,995	$66,530	$90,484	$441,166
Other underwriting (loss) income	(42)	—	904	—	—	64	926
Total underwriting revenues	$90,291	$68,882	$100,846	$24,995	$66,530	$90,548	$442,092

UNDERWRITING EXPENSES
Losses and loss expenses	$236,311	$169,990	$56,178	$120,349	$47,046	$154,734	$784,608
Acquisition expenses	24,855	6,326	23,278	2,665	3,281	14,690	75,095
General and administrative expenses	8,015	6,212	10,021	3,064	7,599	7,285	42,196
Total expenses	269,181	182,528	89,477	126,078	57,926	176,709	901,899

UNDERWRITING (LOSS) INCOME	($178,890)	($113,646)	$11,369	($101,083)	$8,604	($86,161)	($459,807)

GAAP RATIOS
Loss ratio	261.6%	246.8%	56.2%	481.5%	70.7%	171.0%	177.8%
Acquisition expense ratio	27.5%	9.2%	23.3%	10.7%	4.9%	16.2%	17.0%
General and administrative expense ratio	8.9%	9.0%	10.0%	12.3%	11.4%	8.1%	9.6%
Combined ratio	298.0%	265.0%	89.5%	504.5%	87.0%	195.3%	204.4%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per	Property	Casualty	Property	Casualty	Aerospace and
	Risk Treaty	Catastrophe	Treaty	Individual	Individual	Other Specialty	Total
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk	Lines	Company

UNDERWRITING REVENUES
Gross premiums written	$70,602	$54,036	$101,146	$27,736	$83,247	$69,077	$405,844
Net premiums written	$69,338	$50,171	$98,529	$20,147	$78,161	$67,577	$383,923
Net premiums earned	$100,552	$71,613	$107,132	$24,995	$66,530	$91,077	$461,899

UNDERWRITING EXPENSES
Losses and loss expenses	$242,860	$172,521	$59,702	$120,349	$47,046	$154,972	$797,450
Acquisition expenses	27,513	6,941	26,005	2,665	3,281	14,881	81,286
General and administrative expenses	8,015	6,212	10,021	3,064	7,599	7,285	42,196
Total expenses	278,388	185,674	95,728	126,078	57,926	177,138	920,932

UNDERWRITING (LOSS) INCOME	($177,836)	($114,061)	$11,404	($101,083)	$8,604	($86,061)	($459,033)

GAAP RATIOS
Loss ratio	241.5%	240.9%	55.7%	481.5%	70.7%	170.2%	172.6%
Acquisition expense ratio	27.4%	9.7%	24.3%	10.7%	4.9%	16.3%	17.6%
General and administrative expense ratio	8.0%	8.7%	9.4%	12.3%	11.4%	8.0%	9.1%
Combined ratio	276.9%	259.3%	89.4%	504.5%	87.0%	194.5%	199.3%

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty	Property Catastrophe	Casualty Treaty	Property Individual	Casualty Individual	Aerospace and Other Specialty	Total
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk	Lines	Company

UNDERWRITING REVENUES
Gross premiums written	$299,257	$221,665	$325,857	$87,042	$236,016	$306,408	$1,476,245
Net premiums written	$297,920	$217,800	$320,778	$75,706	$229,461	$300,747	$1,442,412
Net premiums earned	$307,005	$189,707	$316,643	$78,509	$190,636	$234,185	$1,316,685
Other underwriting (loss) income	(275)	—	1,095	—	—	132	952
Total underwriting revenues	$306,730	$189,707	$317,738	$78,509	$190,636	$234,317	$1,317,637

UNDERWRITING EXPENSES
Losses and loss expenses	$334,045	$187,297	$210,216	$167,638	$124,729	$240,658	$1,264,583
Acquisition expenses	84,490	22,215	79,923	9,112	11,230	44,234	251,204
General and administrative expenses	23,229	16,895	27,166	8,873	18,351	21,660	116,174
Total expenses	441,764	226,407	317,305	185,623	154,310	306,552	1,631,961

UNDERWRITING (LOSS) INCOME	($135,034)	($36,700)	$433	($107,114)	$36,326	($72,235)	($314,324)

GAAP RATIOS
Loss ratio	108.8%	98.7%	66.4%	213.5%	65.4%	102.8%	96.0%
Acquisition expense ratio	27.5%	11.7%	25.2%	11.6%	5.9%	18.9%	19.1%
General and administrative expense ratio	7.6%	8.9%	8.6%	11.3%	9.6%	9.2%	8.8%
Combined ratio	143.9%	119.3%	100.2%	236.4%	80.9%	130.9%	123.9%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty	Property Catastrophe	Casualty Treaty	Property Individual	Casualty Individual	Aerospace and Other Specialty	Total
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk	Lines	Company

UNDERWRITING REVENUES
Gross premiums written	$341,233	$232,300	$384,439	$87,042	$236,016	$317,350	$1,598,380
Net premiums written	$339,895	$228,436	$379,360	$75,706	$229,461	$311,689	$1,564,547
Net premiums earned	$333,624	$192,438	$331,494	$78,509	$190,636	$235,297	$1,361,998

UNDERWRITING EXPENSES
Losses and loss expenses	$350,387	$189,828	$218,238	$167,638	$124,729	$241,112	$1,291,932
Acquisition expenses	91,916	22,829	85,756	9,112	11,230	44,566	265,409
General and administrative expenses	23,229	16,895	27,166	8,873	18,351	21,660	116,174
Total expenses	465,532	229,552	331,160	185,623	154,310	307,338	1,673,515

UNDERWRITING (LOSS) INCOME	($131,908)	($37,114)	$334	($107,114)	$36,326	($72,041)	($311,517)

GAAP RATIOS
Loss ratio	105.0%	98.6%	65.8%	213.5%	65.4%	102.5%	94.9%
Acquisition expense ratio	27.6%	11.9%	25.9%	11.6%	5.9%	18.9%	19.5%
General and administrative expense ratio	7.0%	8.8%	8.2%	11.3%	9.6%	9.2%	8.5%
Combined ratio	139.6%	119.3%	99.9%	236.4%	80.9%	130.6%	122.9%

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

NINE MONTHS ENDED
SEPT. 30, 2005

Average equity [a]	$1,710,275

Net premiums earned	$1,316,685
Combined ratio	123.9%
Operating margin	(23.9)%
Premium leverage	0.77x

Implied ROAE from underwriting activity	(18.4)%

Average invested assets at amortized cost	$4,219,355
Investment leverage	2.47x
Year to date investment income yield, pretax	3.1%

Implied ROAE from investment activity	7.6%

Implied Pre-tax Operating ROAE, for period	(10.8)%

Implied Pre-tax Operating ROAE, annualized	(14.5)%

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED OPERATING & INVESTMENT LEVERAGE

						Year Ended December 31,
	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	2004	2003

Average equity	$1,751,048	$1,816,640	$1,872,548	$1,934,883	$1,772,610	$1,753,635	$1,431,158

Net premiums earned	$409,487	$411,300	$437,598	$437,921	$441,166	$1,632,600	$1,173,947

Operating leverage	0.23x	0.23x	0.23x	0.23x	0.25x	0.93x	0.82x

Annualized operating leverage	0.94x	0.91x	0.93x	0.91x	1.00x	0.93x	0.82x

Avg. invested assets at amortized cost	$3,343,785	$3,744,102	$4,009,987	$4,187,712	$4,397,080	$3,277,276	$2,124,518

Investment leverage	1.91x	2.06x	2.14x	2.16x	2.48x	1.87x	1.48x

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF SEPTEMBER 30, 2005

Type of Investment			Fair Value	Percentage
Cash and equivalents [a]			$420,561	9.4%
U.S. government and agencies			913,828	20.4%
Corporate securities			663,074	14.8%
Foreign government			217,446	4.9%
Municipals			5,006	0.1%
Asset-backed securities			560,487	12.5%
Mortgage-backed securities			1,556,336	34.8%
Investments in other ventures			139,065	3.1%
Total			$4,475,803	100.0%

Ratings			Fair Value	Percentage
U.S. Government and agencies			$913,828	20.4%
AAA/Aaa			2,851,593	63.7%
AA/Aa			193,963	4.3%
A/A			377,354	8.5%
BBB and below			—	—
Investments in other ventures/Not rated			139,065	3.1%
Total			$4,475,803	100.0%

Performance				September 30, 2005
Annualized yield, year to date [b]				4.1%
Duration [c]				2.69

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	December 31, 2004	March 31, 2005	June 30, 2005	September 30, 2005
Income from investments in other ventures	$4,928	$3,749	$168	$6,611
Total net investment income	$37,462	$40,011	$39,696	$49,494

Note:	[a].	Cash and equivalents are shown net of investments pending settlement
	[b]	Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments
	[c]	Duration excludes investments in other ventures

ENDURANCE SPECIALTY HOLDINGS LTD.

PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

	4Q 2004	1Q 2005	2Q 2005	3Q 2005

Unrealized holding gains (losses) on investments, period end	$7,687	($31,797)	$14,519	($30,387)

Operating cash flow	$263,020	$220,080	$252,105	$262,717

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER	QUARTER	QUARTER	QUARTER
	ENDED	ENDED	ENDED	ENDED
	DEC. 31, 2004	MARCH 31, 2005	JUNE 30, 2005	SEPT. 30, 2005

Incurred related to:

Current year	$243,542	$297,060	$256,664	$808,484
Prior years	(25,684)	(46,001)	(27,748)	(23,876)
Total incurred	217,858	251,059	228,916	784,608

Paid related to:

Current year	($76,606)	($3,021)	($14,025)	($26,678)
Prior years	(36,557)	(86,769)	(94,706)	(68,658)
Total paid	(113,163)	(89,790)	(108,731)	(95,336)

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per	Property	Casualty	Property	Casualty	Aerospace and		Deposit
	Risk Treaty	Catastrophe	Treaty	Individual	Individual	Other Specialty	Total	Accounting	Reported
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk	Lines	Company	Adjustment [a]	Totals
AT SEPTEMBER 30, 2005
Case reserves	$205,395	$83,421	$135,683	$72,528	$13,236	$110,995	$621,258	($5,901)	$615,357
Total reserves	$590,907	$233,396	$655,408	$206,044	$425,468	$442,140	$2,553,363	($24,328)	$2,529,035

Case reserves / Total reserves	34.8%	35.7%	20.7%	35.2%	3.1%	25.1%	24.3%	24.3%	24.3%

IBNR / Total reserves	65.2%	64.3%	79.3%	64.8%	96.9%	74.9%	75.7%	75.7%	75.7%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED		NINE MONTHS ENDED
		SEPTEMBER 30,		SEPTEMBER 30,
		2005	2004	2005	2004

DILUTIVE SHARES	Average market price per share	$37.16	$33.24	$36.42	$33.94
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	60,210	62,043	60,707	63,149

	Add: weighted ave. unvested restricted share units	664	202	621	159
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$12,687	$4,905	$12,687	$4,905
	Less: restricted share units bought back via treasury method	(664)	(148)	(621)	(145)

	Add: weighted ave. dilutive warrants outstanding	7,202	7,243	7,202	7,243
	Weighted average exercise price per share	$18.12	$19.08	$18.12	$19.08
	Less: warrants bought back via treasury method	(7,202)	(4,157)	(7,202)	(4,072)

	Add: weighted ave. dilutive options outstanding	3,177	3,240	3,210	3,373
	Weighted average exercise price per share	$18.69	$19.36	$18.70	$19.53
	Proceeds from unrecognized option expense	$540	$1,979	$540	$1,979
	Less: options bought back via treasury method	(3,177)	(1,946)	(3,210)	(2,000)

	Weighted average dilutive shares outstanding	60,210	66,476	60,707	67,708

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2005	2004	2005	2004

Net (loss) income	($376,989)	$26,848	($170,713)	$242,476
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(1,480)	(2,522)	3,012	2,586
Net realized losses (gains) on investments	670	(614)	4,361	(5,056)
Operating (loss) income	($377,799)	$23,712	($163,340)	$240,006

Weighted average common shares outstanding
Basic	60,210	62,043	60,707	63,149
Dilutive	60,210	66,476	60,707	67,708

Basic per share data
Net (loss) income	($6.26)	$0.43	($2.81)	$3.84
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(0.02)	(0.04)	0.05	0.04
Net realized losses (gains) on investments	0.01	(0.01)	0.07	(0.08)
Operating (loss) income	($6.27)	$0.38	($2.69)	$3.80

Diluted per share data
Net (loss) income	($6.26)	$0.40	($2.81)	$3.58
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(0.02)	(0.04)	0.05	0.04
Net realized losses (gains) on investments	0.01	(0.01)	0.07	(0.07)
Operating (loss) income	($6.27)	$0.36	($2.69)	$3.54

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00
64,951	65,155	65,347	65,527	65,696	65,855	66,006	66,148	66,283	66,412	66,533

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		SEPTEMBER 30,
		2005	2004	DEC. 31, 2004

DILUTIVE SHARES	Price per share at period end	$34.11	$32.15	$34.20
OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	60,216	61,897	61,473

	Add: unvested restricted share units	687	219	596

	Add: dilutive warrants outstanding	7,202	7,243	7,202
	Weighted average exercise price per share	$18.12	$19.08	$18.87

	Add: dilutive options outstanding	3,174	3,224	3,204
	Weighted average exercise price per share	$18.69	$19.36	$18.91

	Book Value	$1,558,095	$1,770,824	$1,862,455
	Add: proceeds from converted warrants	130,507	138,194	135,908
	Add: proceeds from converted options	59,313	62,402	60,582
	Pro forma book value	$1,747,915	$1,971,421	$2,058,945

	Dilutive shares outstanding	71,279	72,583	72,475

	Basic book value per share	$25.88	$28.61	$30.30
	Diluted book value per share	$24.52	$27.16	$28.41

DILUTIVE SHARES	Price per share at period end	$34.11	$32.15	$34.20
OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	60,216	61,897	61,473
METHOD
	Add: unvested restricted share units	687	219	596

	Add: dilutive warrants outstanding	7,202	7,243	7,202
	Weighted average exercise price per share	$18.12	$19.08	$18.87
	Less: warrants bought back via treasury method	(3,826)	(4,298)	(3,974)

	Add: dilutive options outstanding	3,174	3,224	3,204
	Weighted average exercise price per share	$18.69	$19.36	$18.91
	Less: options bought back via treasury method	(1,739)	(1,941)	(1,771)

	Dilutive shares outstanding	65,714	66,344	66,729

	Basic book value per share	$25.88	$28.61	$30.30
	Diluted book value per share	$23.71	$26.69	$27.91

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED	YEAR ENDED DECEMBER 31,
	SEPT. 30, 2005	2004	2003	2002

Net income (loss)	($170,713)	$355,584	$263,437	$102,066

Dividends paid	(45,164)	(50,346)	(20,505)	—

Shareholders' equity	1,558,095	1,862,455	1,644,815	1,217,500

Return on beginning equity	(9.2)%	21.6%	21.6%

Dividend payout ratio [a]	2.4%	3.1%	1.7%

Dilutive shares outstanding	65,714	66,729	68,445	56,017

Diluted book value per share	$23.71	$27.91	$24.03	$21.73
(treasury stock method)

Change in diluted book value per share	(15.0)%	16.1%	10.6%

Total return to shareholders [b]	(12.6)%	19.2%	12.3%

[a] Dividend payout ratio is calculated as dividends paid divided by beginning shareholders' equity.
[b] Total return to shareholders is calculated as the sum of change in diluted book value per share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.

PRO FORMA CAPITALIZATION

The following table sets forth Endurance's consolidated capitalization as of September 30, 2005, on an actual basis and on a pro forma basis to reflect:

-- The sale of approximately 8.0 million Series A preferred shares and the application of the net proceeds,

-- The sale of $200 million principal amount of 6.15% Senior Notes and the application of the net proceeds, and

-- The sale of approximately 6.1 million ordinary shares and the application of the net proceeds.

	ACTUAL AS OF	ADJUSTMENTS			PRO FORMA AS OF
	SEPT. 30, 2005	COMMON	PREFERRED	DEBT	SEPT. 30, 2005

Debt Outstanding
Bank debt	$143,500	—	—	($143,500)	—
Outstanding 7% Senior Notes, due 2034	247,797	—	—	-	247,797
Outstanding 6.15% Senior Notes, due 2015	-	—	—	197,978	197,978
Total debt	391,297	—	—	54,478	445,775

Shareholders' equity
Ordinary shares	$59,936	$6,079	—	—	$66,015
Series A noncumulative preferred shares	—	—	8,000	—	8,000
Additional paid-in capital	1,072,936	193,720	185,500		1,452,156
Accumulated other comprehensive income	(8,330)	—	—	—	(8,330)
Retained earnings	433,553	—	—	—	433,553
Total shareholders' equity	1,558,095	199,799	193,500	—	1,951,394
Total capitalization	$1,949,392	$199,799	$193,500	$54,478	$2,397,169

Debt to total capitalization	20.1%				18.6%
Debt + preferred to total capitalization	20.1%				26.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

PRO FORMA CONSOLIDATED BALANCE SHEET [a]

	ACTUAL	PRO FORMA	ACTUAL
	SEPT. 30, 2005	SEPT. 30, 2005	DEC. 31, 2004
ASSETS
Cash and cash equivalents	$440,184	$440,184	$271,143
Fixed maturity investments available for sale, at fair value [b]	3,916,177	4,363,954	3,578,174
Investments in other ventures, under equity method	139,065	139,065	91,036
Premiums receivable, net	755,691	755,691	545,352
Deferred acquisition costs	208,210	208,210	195,419
Securities lending collateral	445,415	445,415	407,527
Prepaid reinsurance premiums	21,767	21,767	5,248
Losses recoverable	33,594	33,594	12,203
Accrued investment income	32,392	32,392	28,378
Intangible assets	58,263	58,263	47,107
Deferred tax assets	59,647	59,647	16,378
Other assets	41,731	41,731	27,873
TOTAL ASSETS	$6,152,136	$6,599,913	$5,225,838

LIABILITIES
Reserve for losses and loss expenses	$2,529,035	$2,529,035	$1,549,661
Reserve for unearned premiums	1,029,969	1,029,969	897,605
Deposit liabilities	77,148	77,148	—
Reinsurance balances payable	60,589	60,589	70,507
Securities lending payable	445,415	445,415	407,527
Debt	391,297	445,775	391,280
Other liabilities	60,588	60,588	46,803
TOTAL LIABILITIES	$4,594,041	$4,648,519	$3,363,383

SHAREHOLDERS' EQUITY
Common shares
59,936 actual, 66,015 pro forma issued and outstanding (2004 - 61,255)	$59,936	$66,015	$61,255
Series A noncumulative preferred shares
8,000 pro forma issued and outstanding (2004 - nil)	—	8,000	—
Additional paid-in capital	1,072,936	1,452,156	1,111,633
Accumulated other comprehensive income	(8,330)	(8,330)	39,473
Retained earnings	433,553	433,553	650,094
TOTAL SHAREHOLDERS' EQUITY	$1,558,095	$1,951,394	$1,862,455

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6,152,136	$6,599,913	$5,225,838

Book value per common share [c]	$25.88	$26.53	$30.30
Diluted book value per common share (treasury stock method) [c]	$23.71	$24.40	$27.91

RATIOS
Debt to total capitalization	20.1%	18.6%	17.4%

[a] Assumes that the following Q4 2005 capital markets transactions were completed and that the proceeds from each were applied by September 30, 2005:
-	The sale of 8 million Series A preferred shares
-	The sale of $200 million principal amount of 6.15% Senior Notes
-	The sale of 6.1 million ordinary shares
[b] Assumes that the proceeds from the Series A preferred shares, the 6.15% Senior Notes and the ordinary shares were invested in fixed maturity investments.
[c] Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 16 for a reconciliation of operating income to net income.

Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods. The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 18 for a reconciliation of diluted book value per share to basic book value per share.